UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2003

                     LIFE ENERGY & TECHNOLOGY HOLDINGS, INC.
           ----------------------------------------------------------
             (Exact name of registrant as specified by its charter)



     Delaware                       33-24483-NY                  11-2914841
------------------------       ----------------------     ----------------------
(State or other jurisdic-         (Commission File         (IRS Employer
tion of incorporation)                Number)             Identification Number)


                  2005 Beechgrove Place, Utica, New York 13501
                -----------------------------------------------
                    (Address of principal executive offices)

                                 (315) 724-8370
                             ----------------------
                          Registrant's Telephone Number

                                      N/A
                  --------------------------------------------
           Former Name or Former Address If Changed Since Last Report

Item 5. Other Events.

Life Energy and Technology Holdings Inc. ("Life Energy") has submitted a plan of reorganization for its wholly owed subsidiary Health-Pak New York, Inc ("Health-Pak") to the Bankruptcy Court in the Northern District of New York for final plan confirmation. The plan calls for the sale and spin-off of Health-Pak to the existing Health-Pak management, investors and the existing shareholders of Life Energy on the Record Date of September 8, 2003

Anthony Liberatore and Michael Liberatore resigned as officers of Life Energy on July 17, 2003, but will remain as directors. They took this action to avoid any conflict of interest that might arise due to the fact they will serve as management of Health-Pak, after the spin-out.





                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 23, 2003


                    LIFE ENERGY & TECHNOLOGY HOLDINGS, INC.
                                   Registrant




By: /s/ Christopher McCormack
---------------------------------------
Christopher McCormack, President and CEO